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                                                                   EXHIBIT 10.9


                           CHANGE OF CONTROL AGREEMENT

This Change of Control Agreement (this "Agreement"), is made and entered into as of the ______ day of _______, 2000, (the "Effective Date") by and between FIRST NATIONAL BANCORP, Inc., an Illinois corporation (the "Employer"), and ____________ (the "Executive").


                                    RECITALS

         A. The Executive is currently serving as ____________ of First National Bank of Joliet (the "Bank") and has served in such capacity for the past several years.

         B. The Employer owns all of the issued and outstanding capital stock of the Bank.

         C. The Employer desires to continue to employ the Executive, as an officer of the Bank and the Executive is willing to continue such employment.

         D. In addition, the Employer recognizes that circumstances may arise in which a change of control of the Employer through acquisition or otherwise may occur thereby causing uncertainty of employment without regard to the competence or past contributions of the Executive, which uncertainty may result in the loss of valuable services of the Executive, and the Employer and the Executive wish to provide reasonable security to the Executive against changes in the employment relationship in the event of any such change of control.

         NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter contained, it is covenanted and agreed by and between the parties hereto as follows:

                                   AGREEMENTS

         1.       TERM AND TERMINATION.

                  (a) BASIC TERM. The term of this Agreement shall be for one
(1) year commencing as of the Effective Date, and shall automatically extend for one (1) additional year commencing on each anniversary of the Effective Date. This Agreement may be terminated by either party effective as of the last day of the then current one (1) year period by written notice to that effect delivered to the other not less than sixty (60) days prior to the anniversary of such Effective Date.

                  (b)      TERMINATION UPON CHANGE OF CONTROL.

                           (i)      In the  event  of a  Change  of  Control
(as defined below) of the Employer and the termination of the Executive's employment under either A or B below, the Executive shall be entitled to a lump sum payment equal to three (3) times his


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base salary (base salary for purposes of this agreement is defined as the average of Form W-2, box 5 wages for the five (5) years preceding the year in which the change of control occurs). Payments under this paragraph shall be subject to the limits of subparagraph (b)(iv) of this Section. The following shall constitute termination under this paragraph:

         A. The Executive terminates his employment by a written notice to that effect delivered to the Board within one hundred and eighty (180) days after the Change of Control.

         B. The employment of the Executive is terminated by the Employer, or its successor, either in contemplation of, or within sixty (60) days after, the Change of Control.

                  (ii) The Executive shall also be entitled to participate in, and be covered under, the health insurance plan of the Employer, or its successor(s), until such time as the Executive becomes eligible for Medicare, provided the Executive pays one hundred percent (100%) of the group plan premium cost incurred by the Employer (or its successors) for the coverage level selected by the Executive.

                  (iii) For purposes of this paragraph, the term "Change of Control" shall mean the following:

                  A. The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities: or

                  B. The individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board: or

                  C. The consumation of: (1) a merger or consolidation if the stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities outstanding immediately before such


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                           merger or consolidation: or (2) a complete
                           liquidation or dissolution or an agreement or the sale or other disposition of all or substantially all of the assets of the entity.

                  D. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because thirty-three percent (33%) or more of the combined voting power of the then outstanding securities is acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity: or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

                  (iv) It is the intention of the Employer and the Executive that no portion of any payment under this Agreement, or payments to or for the benefit of the Executive under any other agreement or plan, be deemed to be an "Excess Parachute Payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or its successors. It is agreed that the present value of and payments to or for the benefit of the Executive in the nature of compensation, receipt of which is contingent on the Change of Control of the Employer, and to which Section 280 G of the Code applies (in the aggregate "Total Payments") shall not exceed an amount equal to one dollar less than the maximum amount which the Employer may pay without loss of deduction under Section 280 G (a) of the Code. Present value for purposes of this Agreement shall be calculated in accordance with Section 280 G(9d)(4) of the Code. Within sixty (60) days following the earlier of (A) the giving of the notice of termination or (B) the giving of notice by the Employer to the Executive of its belief that there is a payment or benefit due the Executive which will result in an excess parachute payment as defined in section 280G of the Code, the Executive and the Employer, at the Employer's expense, shall obtain the opinion of such legal counsel and certified public accountants as the Executive may choose (notwithstanding the fact that such persons have acted or may also be acting as the legal counsel or certified public accountants for the Employer), which opinions need not be unqualified, which sets forth (A) the amount of the base Period Income of the Executive,(B) the present value of Total Payments and (C) the amount and present value of any excess parachute payments. In the event that such opinions determine that there would be an excess parachute payment, the payment hereunder or any other payment determined by such counsel to be includable in Total Payments shall be modified, reduced, or eliminated as specified by the Executive in writing delivered to the Employer within thirty
(30) days of his receipt of such opinions or, if the Executive fails to so notify the Employer, then as the Employer shall reasonably determine, so that under the bases of calculation set forth in such opinions there will be no excess parachute payment. The provisions of the subparagraph, including the calculations, notices and opinions provided for herein shall be based upon the conclusive presumption that the compensation and benefits earned by the Executive pursuant to the Employer's compensation programs which would have paid in any event, are reasonable


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compensation for services rendered, even though the timing of such payment is triggered by the Change of Control; provided, however, that in the event such legal counsel so requests in connection with opinion required by this subparagraph, the Executive and the Employer shall obtain, at the Employer's expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Executive.
In the event that the provision of Sections 280 G and 4999 of the Code are repealed without succession, this subparagraph shall be of no further force or effect.

         (c) TERMINATION FOR CAUSE. This Agreement may be terminated for cause as hereinafter defined. "Cause" shall mean: (i) the Executive's death or his permanent disability, which shall mean the Executive's inability, as a result of physical or mental incapacity, substantially to perform his duties hereunder for a period of six (6) consecutive months; (ii) a material violation by the Executive of any applicable material law or regulation respecting the business of the Employer; or (iii) the Executive being found guilty of a felony, and act of dishonesty in connection with the performance of his duties as an officer of the Employer, or an act which disqualifies the Executive from serving as an officer or director of the Employer. The executive shall be entitled to at least thirty (30) days' prior written notice of the Employer's intention to terminate this Agreement for any cause (except the Executive's death) specifying the grounds for such termination, and a reasonable opportunity to cure any conduct or act, if curable, alleged as grounds for such termination, and a reasonable opportunity to present to the board his position regarding any dispute relating to the existence of such cause.

         (d)  REGULATORY SUSPENSION AND TERMINATION.

              (i) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Employer's affairs by a notice served under Section 8(e)(3) (12 U.S.C. 1818(e)(3)) or 8(g) (12 U.S.C. 1818(g)) of the Federal Deposit Insurance Act, as amended, the Employer's obligations under this agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Employer may in its discretion (A) pay the Executive all or part of the compensation withheld while their Agreement obligations were suspended and (B) reinstate (in whole or in part) any of the obligations which were suspended.

              (ii) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Employer's affairs by an order issued under section 8(e) (12 U.S.C. 1818(e)) or 8(g) (12 U.S.C. 1818(g)) of the Federal Deposit Insurance Act, as amended, all obligations of the Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

              (iii) If the Employer is in default as defined in Section 3(x) (12 U.S. C. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended, all obligations of the


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Employer under this agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

              (iv) All obligations of the Employer under this agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the institution by the Federal Deposit Insurance Corporation (the "FDIC"), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Employer under the authority contained in Section 13(c) (12 U.S.C. 1823(c)) of the Federal Deposit Insurance Act, as amended, or when the Employer is determined by the FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

              (v) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) (12 U.S.C. 1828(k)) of the Federal Deposit Insurance Act, as amended, and any regulations promulgated thereunder.

         2. WITHHOLDING. The Employer shall be entitled to withhold from amounts payable to the Executive hereunder, any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold. The Employer shall be entitled to rely upon the opinion of its legal counsel with regard to any question concerning the amount or requirement of any such withholding.

         3. INTERCORPORATE TRANSFERS. If the Executive shall be voluntarily transferred to an affiliate of the Employer, such transfer shall not be deemed to terminate or modify this Agreement and the employing corporation to which the Executive shall have been transferred shall, for all purposes of this Agreement, be construed as standing in the same place and stead as the Employer as of the date of such transfer. For purposes hereof, and affiliate of the Employer shall mean any corporation directly or indirectly controlling, controlled by, or under common control with the Employer.

         4. INTEREST IN ASSETS. Neither the Executive nor his estate shall acquire hereunder any rights in funds or assets of the Employer, otherwise than by and through the actual payment of amounts payable hereunder; nor shall the Executive or his estate have any power to transfer assign, anticipate, hypothecate or otherwise encumber in advance any of said payments; not shall any of such payments be subject to seizure for the payment of any debt, judgement, alimony, separate maintenance or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise of the Executive.

         5. NOT AN EMPLOYMENT AGREEMENT. Nothing in this Agreement shall give the Executive any rights (or impose any obligations) to continued employment by the Employer or successor of the Employer, nor shall it give the Employer any rights (or impose any obligations) for the continued performance of duties by the Executive for the Employer or successor of the Employer.


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         6.   GENERAL PROVISIONS.

              (a) SUCCESSORS; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Executive, the Employer and his and its respective personal representatives, successors and assigns, and any successor or assign of the Employer shall be deemed the "Employer" hereunder. The Employer shall require any successor to all or substantially all of the business and/or assets of the Employer, whether directly or indirectly, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this agreement in the same manner and to the same extent as the Employer would be required to perform if no such succession had taken place.

              (b) ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof, and supersedes all prior negotiations, undertakings, agreements and arrangements with respect thereto, whether written or oral. Except as otherwise explicitly provided herein, the Agreement may not be amended or modified except by written agreement signed by the Executive and the Employer.

              (c) ENFORCEMENT AND GOVERNING LAW. The provisions should be declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be construed and the legal relations of the parties hereto shall be determined in accordance with the laws of the state of Illinois without reference to the law regarding conflicts of law.

              (d) ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Employer, in accordance with the rules of the American Arbitration Association then in effect. Judgement may be entered on the arbitrator's award in any court having jurisdiction.

              (e) LEGAL FEES. All reasonable legal fees paid or incurred by the prevailing party pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the losing party if the prevailing party is successful on the merits pursuant to a legal judgement, arbitration or settlement.

              (f) WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party, shall be deemed a waiver of any similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

              (g) NOTICES. Notices pursuant to this Agreement shall be in writing and shall be deemed given when received; and, if mailed shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid; and if to the Employer, addressed to the principal headquarters of the Employer, attention: Chairman or, if to the Executive, to the


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address set forth below the Executive's signature on this Agreement or to such other address as the party to be notified shall have given to the other.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FIRST NATIONAL OF JOLIET EXECUTIVE


------------------------------------
Employee name & signature



FIRST NATIONAL BANCORP, INC. AS EMPLOYER


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Kevin T. Reardon, Chairman


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Albert G. D'Ottavio, Secretary










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